UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 14, 2019 (February 27, 2019)

OrangeHook, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300
Wayzata, Minnesota 55391
 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Member of Board of Directors

On February 27, 2019, Salvatore Fazzolari, a member of the Board of Directors of OrangeHook, Inc. (the “Company”) notified Donald Miller, Chair of the Company's Board of Directors (the “Board”), of his resignation from the Board, effective February 27, 2019. Mr. Fazzolari’s letter did not state that he had any disagreement with the Company’s operations, policies or practices. A copy of his letter of resignation is attached hereto as Exhibit 17.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

17.1	Resignation Letter, dated February 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORANGEHOOK, INC.

Dated:   March 15, 2019
By:  /s/   James L. Mandel
               James L. Mandel
               President and Chief Executive Officer